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                                                                    EXHIBIT 1.01


                        CAMPBELL ALTERNATIVE ASSET TRUST

                               SELLING AGREEMENT


     This Agreement made as of the ________ of ________________, ________by and among Campbell Alternative Asset Trust, a Delaware business trust (the "Trust"), Campbell & Company, Inc., (the "Managing Owner"), Campbell Financial Services, Inc., a Maryland corporation (the "Selling Agent"), and PaineWebber Incorporated (the "Clearing Broker").



                                  WITNESSETH:



     WHEREAS, the Managing Owner has caused the Trust to be organized under a declaration of trust and trust agreement dated as of May 1, 2000 (together, the "Trust Agreement") to engage in trading, buying, selling or otherwise acquiring, holding or disposing of futures contracts, forward contracts, foreign exchange commitments, swaps, exchange for physicals, spot (cash) commodities, hybrid instruments, securities and other items, options on and any rights pertaining to the foregoing throughout the world with the objective of capital appreciation through speculative trading and to file a registration statement on Form S-1 with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Securities Act") and the rules and regulations adopted by the SEC thereunder, as amended to the date hereof (the "Rules"); the term "Final Amendment" means the amendment to such registration statement which has been submitted by the Trust to the SEC to permit such registration statement to become effective; the date on which the registration statement becomes effective being hereinafter referred to as the "Effective Date"; the term "Registration Statement" means such registration statement in the form in which it becomes effective; the term "Prospectus" means the prospectus included in the Registration Statement, substantially in the form, heretofore submitted to, and not reasonably objected to by, the Selling Agent, or the Managing Owner; and the term "preliminary prospectus" means any preliminary prospectus (as described in Rule 433 under the Securities Act) included at any time in the registration statement prior to its becoming effective with the SEC.


     WHEREAS, the Clearing Broker is to be the clearing broker for the Trust's commodity futures transactions pursuant to the terms of the agreement between the Clearing Broker and the Trust (the "Customer Agreement") described in the Prospectus; and


     WHEREAS, the Trust proposes to issue and sell to the public its Units of Beneficial Interest ("Units"), which are designed to be sold to investors who have "wrap fee" accounts with a Selling Agent; and


     WHEREAS, the Selling Agent desires to assist in the sale of the Units upon the terms and in reliance upon the representations, warranties and covenants set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1.  Offering of Units

     (a)  Appointment


     The Trust hereby appoints the Selling Agent as one of its agents on a non-exclusive basis to offer and sell the Units. The Managing Owner will retain additional selling agents ("Additional Selling Agents") who will attempt to sell the Units on a best efforts basis at the price and in the manner described in the Prospectus and in compliance with the terms and conditions set forth therein and herein. Units are designed to be sold to investors who have "wrap fee" accounts with an Additional Selling Agent.


     During the period from the commencement of the offering of the Units to the initial Closing Date (as defined in Section 3 hereof), the Trust will offer the Units at a price of $1,000 per Unit. Such initial Offering Period shall terminate on the initial Closing Date as determined pursuant to Section 3 hereof.
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     During the offering period in respect of the Units (the "Continuing
Offering Period"), the Trust may continue to offer Units at the month-end Net Asset Value per Unit as of the last business day of the month during which subscriptions are received by the Managing Owner (each, a "Closing Date"). Such Continuing Offering Period shall terminate at any time as determined by the Managing Owner.

     No selling commissions will be charged to the subscribers with respect to the offer and sale of the Units.

     The Trust hereby authorizes the Selling Agent to distribute the Prospectus and any amendments or supplements thereto in accordance with the terms of this Agreement.

     (b)  Compensation

     In consideration of the Selling Agent administering the Units, the Managing Owner shall pay the Selling Agent an ongoing fee for administrative, legal and client reporting services of 0.35% per annum of the net assets of the Trust, as defined in the Prospectus, by the Managing Owner. The Selling Agent may pass along a portion of such fee to another selling agent which is appropriately registered with or a member of, as applicable, the National Futures Association (the "NFA"), the National Association of Securities Dealers, Inc. (the "NASD"), the SEC, the securities or Blue Sky administrators of the several states and various other jurisdictions and any other regulatory body.


     Provided that a selling agent is registered with the CFTC as a futures commission merchant or introducing broker and is a member in good standing of the NFA in such capacity, the ongoing compensation described above will not be limited. Such selling agent may pay a portion of such compensation to its registered representatives who are registered associated persons with the CFTC and have passed the National Commodity Futures Examination (Series 3) or the Futures Managed Fund Examination (Series 31).



     Selling agents and registered representatives who are not registered with the CFTC as described above may receive the ongoing fee outlined above, on the same basis as described above, provided that the total of such ongoing fee plus the per unit organization and offering costs properly deemed to constitute costs allocable to the selling agents, such as a selling brochure, seminar costs and travel expenses, do not exceed 10% of such units' initial sale price.


     (c)  Undertaking of Selling Agent


     The Selling Agent will use its best efforts to find eligible persons to purchase Units on the terms stated herein and in the Prospectus and any amendments or supplements thereto. In connection with the offer and sale of the Units, the Selling Agent represents, warrants and agrees that it will comply fully with all applicable laws and the rules of the NFA, the NASD, the SEC, the securities or Blue Sky administrators of the several states and various other jurisdictions and any other applicable regulatory body. It is understood that the Selling Agent has no commitment with regard to the offer or sale of the Units other than to use its best efforts as described above. The Selling Agent will deliver all cash and checks received by it from subscribers to the escrow of funds account (Mercantile-Safe Deposit & Trust Company -- Campbell Alternative Asset Trust Escrow Account No. ____) (the "Escrow Account") established by the Trust with the Mercantile-Safe Deposit & Trust Company (the "Escrow Agent") pursuant to an Escrow Agreement, dated as of ________, 2000 (the "Escrow Agreement"). Such cash and checks shall be transmitted to the Escrow Agent by the Selling Agent no later than noon on the business day next succeeding the receipt of such cash and checks by the Selling Agent. Such cash or checks will be accompanied by one executed copy of the subscription agreement/power of attorney for each subscription obtained, properly completed and executed and in the form of Exhibit D to the Prospectus (a "Subscription Agreement"). All checks received by the Selling Agent from subscribers shall be made payable to "Mercantile-Safe Deposit & Trust Company -- Campbell Alternative Asset Trust Escrow Account No. ____." The Selling Agent will promptly deliver to the Managing Owner one photocopy of each such Subscription Agreement. Promptly after receipt of a subscription and the funds therefor by the Escrow Agent and delivery of a copy of the related Subscription Agreement to the Managing Owner, an

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interim receipt will be mailed by the Managing Owner to each such subscriber for the amount deposited in the Escrow Account on behalf of such subscriber.

     (d)  Finder's Fees

     None of the Selling Agent, the Trust or the Managing Owner shall, directly or indirectly, pay or award any finder's fees, commissions or other compensation to any person engaged by a potential investor for investment advice as an inducement to such advisor to recommend the purchase of Units; provided, however, the normal sales commissions payable to a registered broker-dealer or other properly licensed person for selling Units shall not be prohibited hereby.

     2.  Blue Sky Filings

     The Trust agrees to prepare, execute, file and amend, as necessary, all applications for registration of the Units, consents to service of process, reports of sale of Units and similar Blue Sky qualification, registration and exemption documents and to take such other actions which may be necessary or advisable, in the opinion of the Managing Owner or its counsel, in order to qualify the Units for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States of America as the Managing Owner may reasonably request; provided, that in no event shall the Trust be obligated to
(i) take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, or taxes in any jurisdiction where it is not now so subject or (ii) offer in any jurisdiction that would require a change in any term in the Registration Statement, as the same may be supplemented or amended.

     The Managing Owner agrees to cause its counsel to prepare and deliver to the Selling Agent a Blue Sky Survey which shall set forth, for the guidance of the Selling Agent, in which United States jurisdictions the Units may be offered and sold. It is understood and agreed that the Selling Agent may rely, in connection with the offering and sale of Units in any jurisdiction, on advice given by such counsel as to the legality of the offer or sale of the Units in such jurisdiction, provided, however, that the Selling Agent shall be responsible for compliance with all applicable laws, rules and regulations with respect to the actions of its employees, acting as such, in connection with sales of Units in any jurisdiction.

     3.  Closing Date


     If at least $8,000,000 of Units shall have been so subscribed for, then on the first business day ninety (90) days following the SEC effectiveness of the Registration Statement (the "Effectiveness Date") or (i) at such earlier time after subscriptions for at least $8,000,000 of Units shall have been received by the Managing Owner or (ii) at such later date up to 270 days after the Effectiveness Date to which the Managing Owner may extend the initial offering, the Managing Owner shall notify the Selling Agent of the initial closing of the Trust (the "initial Closing Date"), as well as of the aggregate number of Units for which the Managing Owner has received acceptable subscriptions. Payment of the purchase price for the Units shall be made at the office of Campbell & Company, Inc., 210 West Pennsylvania Avenue, Suite 770, Towson, Maryland 21204, at 10:00 A.M., Eastern time, on such day and time (not later than five (5) business days after the end of the initial Offering Period) as shall be agreed upon among the Selling Agent and the Managing Owner.


     Subject to the Managing Owner's right to terminate the offering at any time and subject to the conditions and requirements stated in the Prospectus and herein, there shall be a closing on the last business day of each month during the Continuing Offering Period (a "Closing Date"), with respect to subscriptions received during each month of the Continuing Offering Period. Such closing shall be held at the offices of the Managing Owner (or other location as selected by the Managing Owner), and shall provide for (i) payment of the aggregate purchase price for the Units to the Trust by release of funds from the Escrow Account, and (ii) compliance with Section 8 hereof.

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     4.  Reports for Selling Agent

     The Trust agrees that so long as any of the Units are outstanding, it will, at the Trust's expense, deliver to the Selling Agent upon request all financial statements and other periodic and special reports distributed generally to the Unitholders or required to be delivered to the Unitholders or filed with the SEC or the Commodity Futures Trading Commission (the "CFTC") under the Trust Agreement or any federal statute, rule or regulation relating to securities, commodities or commodity futures.

     5.  Agreements of the Trust and the Managing Owner

     The Trust and the Managing Owner jointly and severally agree as follows:

          (a) Promptly to file the Final Amendment and the Prospectus with the SEC, but not to file any amendment or supplement to the Registration Statement or Prospectus, except such as counsel for the Managing Owner shall deem advisable in order to assure compliance with applicable laws.

          (b) To advise the Selling Agent (i) when the Registration Statement has become effective, (ii) of the issuance by the SEC, CFTC or any other federal or state regulatory body of any stop order suspending the effectiveness of the Registration Statement under the Securities Act, the CFTC registration or NFA membership of the Managing Owner as a commodity pool operator or the registration of Units under the Blue Sky or securities laws of any state or other jurisdiction or any order or decree enjoining the offering or the use of the then current Prospectus or of the institution, or notice of the intended institution, of any action or proceeding for that purpose and (iii) the receipt by the Trust or any representative or attorney of the Trust of any other material communication from the SEC, CFTC, NFA or any Blue Sky or securities law administrator relating to the Trust, the Registration Statement, any preliminary prospectus or the Prospectus, as it may be amended or supplemented. The Trust will make every reasonable effort to prevent the issuance of any order suspending the effectiveness of the Registration Statement under the Securities Act or the registration of Units under the laws of the several states and various other jurisdictions or enjoining the offering and, if any such order is issued, to obtain as soon as possible the withdrawal thereof; provided, that in no event shall the Trust be obligated to (i) take any action which would subject it to service of process in suits, other than those arising out of the offering or sale of the Units, or taxes in any jurisdiction where it is not now so subject or (ii) change any term in the Registration Statement, as the same may be amended or supplemented.

          (c) To deliver to the Selling Agent, without charge, as many conformed copies of the registration statement as originally filed and of the Registration Statement and each amendment or supplement thereto (including all exhibits filed with, or incorporated by reference in, any such document) as the Selling Agent may reasonably request.

          (d) During the Continuing Offering Period to deliver, without charge, to the Selling Agent, at such office or offices within the United States of America as the Selling Agent may reasonably designate, as many copies of the Prospectus, as amended or supplemented, as the Selling Agent may reasonably request.

     6.  Amendment of the Registration Statement and Prospectus

     The Trust agrees, at its expense, to amend the Registration Statement and Prospectus or to supplement the Prospectus if, at any time after the Effective Date and prior to each Closing Date, (i) such amendment or supplement is necessary to comply with the Securities Act, the Commodity Exchange Act (the "Commodity Act"), the securities or Blue Sky laws of any jurisdiction or the rules or regulations promulgated under such Acts or laws, is necessary to comply with any NFA deficiency notices or is necessary to correct any material untrue statement in the Prospectus or Registration Statement or to eliminate any material omission therein or any omission therein which renders any of the statements therein materially misleading, or (ii) the Selling Agent or the Clearing Broker advises the Trust that, in its opinion and that of its counsel, such amendment or supplement is necessary to comply with such Acts or

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laws or the rules or regulations promulgated thereunder, to comply with any such deficiency notice or to correct any such material untrue statement or to eliminate any such omission. The Managing Owner agrees to notify the Trust, the Selling Agent and the Clearing Broker and each of the Selling Agent and the Clearing Broker agrees to notify the Managing Owner and the Trust, immediately
(y) upon discovery of any untrue or misleading statements or omissions in the Prospectus or Registration Statement concerning such party and (z) of the occurrence of any event or change in circumstances which would result in there being any untrue or misleading statement or omission in the Prospectus or Registration Statement, in each case relating to the Managing Owner, the Selling Agent, the Clearing Broker, respectively. The representations, warranties and indemnifications of all parties hereto contained herein relating to the Registration Statement and Prospectus shall attach to any such amendment or supplement.

     7.  Representations and Warranties

     (a) The Managing Owner, represents and warrants to the Selling Agent and the Clearing Broker that:


          (i) The Trust is duly organized and validly existing as a business trust under the laws of the State of Delaware, and has full power and authority under the Trust Agreement to conduct its business as described in the Registration Statement and Prospectus and to issue, sell and deliver the Units. The Trust is not required to take any action to be qualified to do business in the State of Maryland.


          (ii) The Managing Owner is a corporation duly organized and validly existing in good standing under the laws of the State of Maryland, has full corporate power to perform its obligations and enter into the transactions described in the Registration Statement and Prospectus, as the same may be amended or supplemented. All the present principals of the Managing Owner are identified as such in the Registration Statement and Prospectus.


          (iii) The Units, when issued and sold pursuant to the terms hereof and of the Registration Statement, Prospectus and Subscription Agreements, will be validly issued, fully paid and not subject to further call or assessment. Units are designed to be sold to investors who have "wrap fee" accounts with a Selling Agent.


          (iv) The Customer Agreement dated as of ________, 2000, between the Trust and the Clearing Broker (the "Customer Agreement") has been duly and validly authorized, executed and delivered by the Managing Owner on behalf of the Trust. The Escrow Agreement and this Agreement have each been duly and validly authorized, executed and delivered by the Managing Owner on behalf of the Trust and each is, assuming that it has been duly and validly authorized, executed and delivered by the other parties thereto (other than the Managing Owner), a valid and binding agreement of the Trust, except insofar as bankruptcy, moratorium or other similar laws may be applicable and except that the exculpation, indemnification and contribution provisions of such agreements may be limited by applicable law and enforcement of any specific terms or remedies may be unavailable.

          (v) The Trust Agreement and this Agreement have each been duly and validly authorized, executed and delivered on behalf of the Managing Owner and each is, assuming that it has been duly and validly authorized, executed and delivered by the other parties thereto (other than the Trust), a valid and binding agreement of the Managing Owner except insofar as bankruptcy, moratorium or other similar laws may be applicable, and except that the exculpation, indemnification and contribution provisions of such agreements may be limited by applicable law and enforcement of any specific terms or remedies may be unavailable.

          (vi) The Trust has, or is in the process of obtaining, all federal and state governmental and regulatory approvals and licenses, and is maintaining on a current basis all filings and registrations with federal and state governmental and regulatory agencies, required to conduct its business to be conducted, all as described in the Registration Statement and Prospectus.

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          (vii) The Managing Owner has all federal and state governmental and regulatory, and to the best of its knowledge, commodity exchange licenses and approvals, and is maintaining on a current basis all filings and registrations with federal and state governmental and regulatory agencies, required to act as described in the Registration Statement and Prospectus (including, without limitation, registration as a commodity pool operator under the Commodity Act and membership as a commodity pool operator in
     NFA), and the performance of such actions will not violate or result in a breach of any provision of its articles of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon it.

          (viii) On the Effective Date and the date on which the Prospectus is first filed with the SEC pursuant to Rule 424(b), the Registration Statement and the Prospectus (or when any post-effective amendment to the Registration Statement becomes effective or any supplement to the Prospectus is filed with the SEC, the Registration Statement, as amended, and the Prospectus, as amended or supplemented) will comply fully in all material respects with the requirements of the Securities Act and the Rules and the Commodity Act and the published rules of the CFTC thereunder, and will accurately describe the proposed operation of the Trust; and each of the Registration Statement, as it may be amended, and the Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, as it may be amended or supplemented, in the light of the circumstances under which such statements were made); except that this representation and warranty does not apply to any statement or omission in the Registration Statement, as it may be amended, or the Prospectus, as it may be amended or supplemented, made in reliance upon information furnished in writing to the Trust by the Clearing Broker or the Selling Agent, respectively, expressly for use therein.

          (ix) All references to the Managing Owner and its principals in the Registration Statement and the Prospectus are accurate and complete in all material respects, set forth in all material respects the information required to be disclosed to prospective investors under the Commodity Act and the rules and regulations thereunder and, as to the Managing Owner and its principals, the Registration Statement and Prospectus do not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which such statements were made).

          (x) The balance sheet of the Managing Owner and the notes thereto included in the Registration Statement present fairly the financial position of the Managing Owner as of the date thereof, in conformity or (in the case of any unaudited balance sheet) in substantial conformity with generally accepted accounting principles. Since the date of the most recent such balance sheet, there have been no changes in the financial condition of the Managing Owner, other than changes which, in the aggregate, are not materially adverse or which are disclosed in the Prospectus, and since such date there have been no changes in the business of the Managing Owner which are material in the context of the offering of the Units.

          (xi) The certificate delivered pursuant to subsection (b) of Section 8 hereof and all other certificates delivered by the Trust and the Managing Owner pursuant to this Agreement were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, accurate and complete in all material respects.

          (xii) The Trust will file any promotional brochure or other marketing materials (collectively, "Promotional Material") with the NASD, and will not use any such Promotional Material to which the NASD has not stated in writing that it has no objections. The Trust will file all Promotional Material in all state jurisdictions where such filing is required, and will not use any such Promotional Material in any state which has expressed any objection thereto (except pursuant to agreed-upon modifications to the Promotional Material).

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          (xiii) The Trust and the Managing Owner have trust or corporate power and authority under applicable law to perform their respective obligations under the Trust Agreement, the Customer Agreement and this Agreement, as described in the Registration Statement and Prospectus.

          (xiv) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Managing Owner or the Trust, whether or not arising in the ordinary course of business.

          (xv) At the initial Closing Date, as set forth in the opinion of Sidley & Austin, counsel for the Managing Owner, the Trust will be classified as a partnership for Federal income tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder.

          (xvi) There is not pending, or, to the best of the Managing Owner's knowledge, threatened, any action, suit or proceeding before or by any court or other governmental body to which the Managing Owner or the Trust is a party, or to which any of the assets of the Managing Owner or the Trust is subject, which is not referred to in the Prospectus and which might reasonably be expected to result in any material adverse change in the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust or is required to be disclosed in the Prospectus pursuant to applicable CFTC regulations. The Managing Owner has not received any notice of an investigation or warning letter from the NFA or the CFTC regarding non-compliance by the Managing Owner with the Commodity Act or the regulations thereunder.

     (b) The Clearing Broker represents and warrants to the Trust, the Selling Agent and the Managing Owner:

          (i) The Clearing Broker is a corporation duly organized and validly existing in good standing under the laws of its state of incorporation and in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualifications and the failure to be duly qualified would materially adversely affect the Clearing Broker's ability to perform its obligations hereunder or under the Customer Agreement. The Clearing Broker has full power and authority to perform its obligations as described in the Registration Statement and Prospectus.

          (ii) The Customer Agreement and this Agreement have each been duly and validly authorized, executed and delivered by the Clearing Broker and each is, assuming that it has been duly and validly authorized, executed and delivered by the other parties thereto, a valid and binding agreement of the Clearing Broker, except insofar as bankruptcy, moratorium or other similar laws may be applicable and except that the exculpation, indemnification and contribution provisions of such agreements may be limited by applicable law and enforcement of any specific terms or remedies may be unavailable.

          (iii) The Clearing Broker has all federal and state governmental and regulatory and commodity exchange licenses and approvals, and is maintaining on a current basis all filings and registrations with federal and state governmental and regulatory agencies required, to perform its obligations under the Customer Agreement and this Agreement and to act as described in the Registration Statement and Prospectus (including, without limitation, registration of the Clearing Broker as a futures commission merchant under the Commodity Act and membership of the Clearing Broker as a futures commission merchant in NFA), and the performance of the Clearing Broker's obligations under the Customer Agreement and this Agreement and of such actions will not violate or result in a breach of any provision of the Clearing Broker's articles of incorporation, by-laws or any agreement, instrument, order, law or regulation binding upon the Clearing Broker.

          (iv) All references to the Clearing Broker in the Registration Statement and Prospectus are accurate and complete in all material respects, and set forth in all material respects the information required to be disclosed therein under the Commodity Act and the rules and regulations thereunder. As to the Clearing Broker, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, (ii) the Registration Statement as of its Effective Date did not contain any misleading or
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     untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus as of the initial Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made.

          (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Clearing Broker, whether or not arising in the ordinary course of business.

          (vi) In the ordinary course of its business, the Clearing Broker is engaged in civil litigation and subject to administrative proceedings. Neither the Clearing Broker nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be required to be disclosed in the Prospectus by CFTC regulations and which are not disclosed in the Prospectus.

     (c) The Selling Agent represents and warrants to the Trust, the Managing Owner and the Clearing Broker:

          (i) The Selling Agent is a corporation duly organized and validly existing and in good standing under the laws of the state of its incorporation, is a member in good standing of the NASD and has full power and authority to act as selling agent in the manner contemplated by this Agreement and as described in the Registration Statement and the Prospectus. The Selling Agent is in good standing and qualified to do business in each jurisdiction in which the nature or conduct of its business requires such qualification and the failure to be duly qualified would materially adversely affect the Selling Agent's ability to perform its obligations hereunder.

          (ii) The Selling Agent is in good standing and in compliance with all applicable broker-dealer registration requirements in the places where the Units will be sold by the Selling Agent.

          (iii) Any use or distribution of the Registration Statement, the Prospectus or any related preliminary prospectus by the Selling Agent will comply with the terms and conditions set forth in the Prospectus and with the Securities Act, the Securities Exchange Act of 1934, as amended, all applicable securities and Blue Sky laws of the states in which the Selling Agent intends to sell Units, the rules and regulations promulgated under all such Acts and all such laws, and all applicable rules and regulations of the NASD and all other self-regulatory organizations. In particular, and not by way of limitation, the Selling Agent represents and warrants that it is aware of NASD Rule 2810 and that it will comply fully with all the terms thereof in connection with the offer and sale of the Units. The Selling Agent agrees not to recommend either the purchase or redemption of Units to any subscriber unless the Selling Agent shall have reasonable grounds to believe, on the basis of information obtained from the subscriber concerning, among other things, the subscriber's investment objectives, other investments, financial situation and needs, that the subscriber is or will be in a financial position appropriate to enable the subscriber to realize to a significant extent the benefits of the Trust, including tax benefits described in the Registration Statement and the Prospectus; the subscriber has a fair market net worth sufficient to sustain the risks inherent in participating in the Trust, including loss of investment and lack of liquidity; and the Units are otherwise a suitable investment for the subscriber. The Selling Agent agrees to maintain files of information disclosing the basis upon which the Selling Agent determined that the suitability requirements of NASD Rule 2810 were met as to each subscriber (the basis for determining suitability may include the Subscription Agreements and other certificates submitted by subscribers). The Selling Agent represents and warrants that it has reasonable grounds to believe, based on information in the Registration Statement and Prospectus, that all material facts relating to an investment in the Units are adequately and accurately disclosed in the Registration Statement and Prospectus. In connection with making the foregoing representations and warranties, the Selling Agent further represents and warrants that it has, among other things, examined the Registration Statement and Prospectus and obtained such additional information from the Managing Owner regarding the information set forth thereunder as the Selling Agent has deemed necessary or appropriate to determine whether the Registration Statement and Prospectus adequately and accurately disclose all material facts relating to an investment in the Trust and provide an adequate basis to subscribers for evaluating an investment in the Units. In connection with making the representations and warranties set forth in this paragraph, the Selling Agent has not relied on inquiries made by or on behalf of any other parties.


          The Selling Agent agrees to inform all prospective purchasers of Units of all pertinent facts relating to the liquidity and marketability of the Units as set forth in the Registration Statement and Prospectus. The Selling Agent shall not execute any transactions in Units in a discretionary account over which it has control without prior written approval of the customer in whose name such discretionary account is maintained.



          (iv) The Selling Agent and its representatives have all required federal and state governmental and regulatory approvals and licenses and have effected all filings and registrations with federal and state governmental and regulatory agencies required to conduct its business and to perform their obligations under this Agreement and to act as described in the Registration Statement and the Prospectus. The performance of the obligations of the Selling Agent under this Agreement and its acting as described in the Registration Statement and the Prospectus will not violate or result in a breach of any provisions of its Articles of Incorporation or by-laws or any agreement, instrument, order, law or regulation binding upon it.


          (v) This Agreement has been duly and validly authorized, executed and delivered on behalf of the Selling Agent, and is, assuming that it has been duly and validly authorized, executed and delivered by the other parties hereto (other than the Selling Agent), a valid and binding agreement of the Selling Agent and enforceable in accordance with its terms.

          (vi) Any references to the Selling Agent in the Registration Statement and Prospectus are accurate and complete in all material respects, and set forth in all material respects the information required to be disclosed therein under the Commodity Act and the rules and regulations thereunder. As to the Selling Agent, (i) the Registration Statement and Prospectus contain all statements and information required to be included therein under the Commodity Act and the rules and regulations thereunder, (ii) the Registration Statement as of its Effective Date did not contain any misleading or untrue statement of a material fact or omit to state a material fact which is required to be stated therein or necessary to make the statements therein not misleading and (iii) the Prospectus at its date of issue and as of the initial Closing Date did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading, in light of the circumstances under which such statements were made.

          (vii) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as may otherwise be stated in or contemplated by the Registration Statement and the Prospectus, there has not been any material adverse change in the condition, financial or otherwise, business or prospects of the Selling Agent, whether or not arising in the ordinary course of business.

          (viii) In the ordinary course of its business, the Selling Agent is engaged in civil litigation and subject to administrative proceedings. Neither the Selling Agent nor any of its principals have been the subject of any administrative, civil, or criminal actions within the five years preceding the date hereof that would be required to be disclosed in the prospectus by CFTC regulations and which are material to an investor's decision to purchase the Units.

          (ix) The execution and delivery of this Agreement, the incurrence of the obligations set forth herein and the consummation of the transactions contemplated herein and in the Prospectus will not constitute a breach of, or default under, any instrument by which the Selling Agent is bound or any order, rule or regulation applicable to the Selling Agent of any court or any governmental body or administrative agency having jurisdiction over the Selling Agent.

     8.  Closing Requirements

     The issue and sale of the Units and the release of the funds from the Escrow Account to the Trust shall be subject to the accuracy on and as of the Closing Date of, and compliance on each Closing Date with, the representations and warranties of the Managing Owner, the Selling Agent and the Clearing Broker herein and the performance by the Trust, the Managing Owner, the Selling Agent and the Clearing Broker of their obligations hereunder and the following conditions:

     (a) The Trust, the Selling Agent and the Clearing Broker shall have received a certificate of the Managing Owner executed by an officer of the Managing Owner, which shall state that (i) no order suspending the effectiveness of the Registration Statement, as it may be amended, or prohibiting the sale of the Units is in effect and no proceedings for such purpose are pending before or, to the knowledge of such officers, threatened by the SEC, (ii) no adverse comments or deficiency notices relating to the Prospectus have been received from the CFTC or NFA which have not been responded to the satisfaction of such agencies and (iii) the representations and warranties of the Managing Owner contained herein are true and correct on and as of the Closing Date, and the Managing Owner and the Trust, as the case may be, have performed all covenants and agreements herein contained to be performed on their respective parts at or prior to the date of the certificate.

     (b) At the initial Closing Date, Sidley & Austin, counsel to the Managing Owner, shall deliver to all the parties hereto its opinion, in form and substance satisfactory to each of the parties hereto, to the effect that:

          (i) Upon payment of the consideration therefor specified in the accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid units of beneficial interest in the Trust and each subscriber who purchases Units will become a Unitholder, subject to the requirement that each such purchaser shall have duly completed, executed and delivered to the Trust a Subscription Agreement and Power of Attorney relating to the Units purchased by such party, that such purchaser meets all applicable suitability standards as set forth in the Prospectus and that the representations and warranties of such purchaser in the Subscription Agreement and Power of Attorney are true and correct.

          (ii) The Trust need not effect any other filings or qualifications under the laws of the United States and the States of Illinois and New York in order to preserve the status of the Trust as a business trust or to enable the Trust to perform its obligations under this Agreement and to conduct the business in which it proposes to be engaged as described in the Prospectus.

          (iii) The Managing Owner is qualified to do business and is in good standing as a foreign corporation in each other jurisdiction in which the failure to so qualify might, in their opinion, reasonably be expected to result in material adverse consequences to the Trust.

          (iv) Each of the Managing Owner (including the principals, as defined in the Commodity Act, of the Managing Owner) and the Trust has all Federal and Illinois and New York State governmental and regulatory licenses and approvals and has received or made all filings and registrations with Federal and Illinois and New York State governmental and regulatory agencies necessary in order for each of the Managing Owner and the Trust to conduct its business as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

          (v) Each of the Trust Agreement, the Customer Agreement and this Agreement, assuming that such agreements are legal, valid and binding on the other parties hereto and thereto, constitutes a legal, valid and binding agreement of the Managing Owner or the Trust (as the case may be) enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (vi) The execution and delivery of this Agreement, the Trust Agreement and the Customer Agreement and the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus, to their knowledge, will not constitute a breach of, or default under, any instrument by which the Managing Owner or the Trust is bound or any order, rule or regulation applicable to the Managing Owner or the Trust of any court or any governmental body or administrative agency having jurisdiction over the Managing Owner or the Trust.

          (vii) To their knowledge, there are no actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative body, nor have there been any such suits, claims or proceeding within the last five years, to which the Managing Owner (or any principal of the Managing Owner) or the Trust is or was a party, or to which any of their assets is or was subject, which are required to be, but are not disclosed in, the Registration Statement or Prospectus or which might reasonably be expected to materially adversely affect the condition (financial or otherwise), business or prospects of the Managing Owner or the Trust.

          (viii) No authorization, approval or consent of any governmental authority or agency is necessary in connection with the subscription for and sale of the Units, except such as may be required under the Securities Act, the Commodity Act, NFA compliance rules or applicable securities or "Blue Sky" laws.

          (ix) The terms and provisions of the Trust Agreement, the Customer Agreement and this Agreement conforms in all material respects to descriptions thereof contained in the Prospectus.

          (x) The Registration Statement is effective under the Securities Act and, to the best of their knowledge, no proceedings for a stop order are pending or threatened under Section 8(d) of the Securities Act.

          (xi) At the time the Registration Statement initially became effective and at the time any post-effective amendment thereto became effective, the Registration Statement, and at the time the Prospectus and any amendments or supplements thereto were first issued, the Prospectus, complied as to form in all material respects with the requirements of the Securities Act, the Rules and CFTC regulations. Nothing has come to their attention that would lead them to believe that with respect to the Managing Owner and the Selling Agent (a) at the time the Registration Statement initially became effective and at the time any post-effective amendment thereto became effective, the Registration Statement contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (b) the Prospectus as first issued or as subsequently issued or at the initial Closing Date contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that such counsel need express no opinion (A) as to the financial statements, notes thereto and other financial or statistical data set forth in the Registration Statement and Prospectus or (B) as to any performance data set forth in the Registration Statement, and Prospectus, including the performance summaries (and the notes thereto) in the Registration Statement and Prospectus, except that such counsel shall opine, without rendering any opinion as to the accuracy of the information in the performance summaries, that such the performance summaries comply as to form in all material respects with applicable CFTC rules.


          (xii) Such counsel confirm their opinion, a form of which appears as
     Exhibit 8.01 to the Registration Statement, that the summary of Federal income tax consequences to Unitholders set forth under the caption "Federal Income Tax Aspects" in the Prospectus accurately describes the material tax consequences set forth therein and that such counsel further confirm their advice to the Managing Owner explicitly set forth therein and in such
     Exhibit 8.01.

          (xiii) To the best of their knowledge, (a) there are no contracts, indentures, mortgages, loan agreements, leases or other documents of a character required to be described or referred to in the Registration Statement or Prospectus or to be filed as exhibits to the Registration Statement other than those described or referred to therein or filed as exhibits thereto, and with respect to the existing contracts, indentures, mortgages, loan agreements, leases and other documents so described, referred to or filed, the descriptions thereof, references thereto or copies so filed are correct in all material respects, and (b) no material default on the part of the Managing Owner or the Trust exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract or lease so described or filed.

          (xiv) Assuming operation in accordance with the Prospectus, the Trust, at the Closing Date, is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended.

     (c) At the initial Closing Date, Richards, Layton & Finger, Delaware counsel to the Managing Owner and the Trust, shall deliver to all the parties hereto its opinion, in form and substance satisfactory to each of the parties hereto, to the effect that:

          (i) The Certificate of Trust pursuant to which the Trust has been formed and the Trust Agreement each provides for the subscription for and sale of the Units; all Delaware action required to be taken by the Managing Owner and the Trust as a condition to the subscription for and sale of the Units to qualified subscribers therefor has been taken; and, upon payment of the consideration therefor specified in the accepted Subscription Agreements and Powers of Attorney, the Units will constitute valid units of beneficial interest in the Trust and each subscriber who purchases Units will become a Unitholder, subject to the requirement that each such purchaser shall have duly completed, executed and delivered to the Trust a Subscription Agreement and Power of Attorney relating to the Units purchased by such party, that such purchaser meets all applicable suitability standards as set forth in the Prospectus and that the representations and warranties of such purchaser in the Subscription Agreement and Power of Attorney are true and correct.

          (ii) The Trust is a business trust duly organized pursuant to the Certificate of Trust, the Trust Agreement and the Delaware Business Trust Act and validly existing under the laws of the State of Delaware with trust power and authority to conduct the business in which it proposes to engage as described in the Prospectus; the Trust need not effect any other filings or qualifications under the laws of the State of Delaware, in order to preserve the status of the Trust as a business trust or to enable the Trust to perform its obligations under this Agreement and to conduct the business in which it proposes to be engaged as described in the Prospectus.

          (iii) The Trust has any Delaware licenses and approvals and has received or made all filings and registrations with Delaware governmental and regulatory agencies necessary in order for the Trust to conduct its business as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

          (iv) Each of the Trust Agreement, the Customer Agreement and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Trust and the Trust Agreement constitutes a legal, valid and binding agreement of the Trust (as the case may be) enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

          (v) The execution and delivery of this Agreement, the Trust Agreement and the Customer Agreement and the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not be in contravention of any of the provisions of the Trust Agreement, and, to their knowledge, will not constitute a breach of, or default under, any instrument by which the Trust is bound or any order, rule or regulation applicable to the Trust of any court or any governmental body or administrative agency having jurisdiction over the Trust.

     (d) At the initial Closing Date, Church & Houff, Maryland counsel to the Managing Owner, shall deliver to all the parties hereto its opinion, in form and substance satisfactory to each of the parties hereto, to the effect that:


          (i) All action required to be taken by the Managing Owner under the Maryland General Corporation Law as a condition to the subscription for and sale of the Units to qualified subscribers therefor has been taken.



          (ii) To its knowledge, the Trust is not required to make any filings in order to qualify to do business in Maryland and need not effect any other filings or qualifications under the corporate laws of the State of Maryland in order to enable the Trust to perform its obligations under this Agreement and to conduct the business in which it proposes to be engaged as described in the Prospectus.



          (iii) The Managing Owner is duly organized and validly existing and in good standing as a corporation under the laws of the State of Maryland with corporate power and authority to act as managing owner of the Trust, . The Managing Owner has full corporate power and authority to perform its obligations as described in the Registration Statement and Prospectus.


          (iv) The Managing Owner (including its principals), has all licenses and approvals and has received or made all filings and registrations with Maryland governmental and regulatory agencies necessary in order for the Managing Owner to conduct its business as described in the Registration Statement and Prospectus, and, to the best of their knowledge, none of such approvals, licenses or registrations have been rescinded or revoked.

          (v) Each of the Trust Agreement, the Customer Agreement and this Agreement has been duly and validly authorized, executed and delivered by or on behalf of the Managing Owner and, assuming that such agreements are legal, valid and binding on the other parties hereto and thereto, each of the Trust Agreement, the Customer Agreement and this Agreement con-stitutes a legal, valid and binding agreement of the Managing Owner enforceable in accordance with its terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability relating to or affecting the enforcement of creditors' rights and by the effect of general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).


          (vi) The execution and delivery of this Agreement, the Trust Agreement and the Customer Agreement and the incurrence of the obligations herein and therein set forth and the consummation of the transactions contemplated herein and therein and in the Prospectus will not be in contravention of any of the provisions of the Managing Owner's certificate of incorporation or by-laws, and, to their knowledge, will not constitute a breach of, or default under, any order, rule or regulation applicable to the Managing Owner of any court or any governmental body or administrative agency of the State of Maryland having jurisdiction over the Managing Owner.


          (vii) To their knowledge, there are no actions, claims or proceedings pending or threatened in any court or before or by any governmental or administrative body, nor have there been any such suits, claims or proceeding within the last five years, to which the Managing Owner (or any principal of the Managing Owner) is or was a party, or to which any of their assets is or was subject, which are required to be, but are not disclosed in, the Registration Statement or Prospectus or which might reasonably be expected to materially adversely affect the condition (financial or otherwise), business or prospects of the Managing Owner.

     (e) At the initial Closing Date, the Clearing Broker shall deliver a certificate to the effect that the representations and warranties of the Clearing Broker contained herein are true and correct with the same effect as though expressly made at the initial Closing Date and in respect of the Registration Statement as in effect at the initial Closing Date.

     (f) At the initial Closing Date, the Selling Agent shall deliver a certificate to the effect that the representations and warranties of the Selling Agent contained herein are true and correct with the same effect as though expressly made at the initial Closing Date and in respect of the Registration Statement as in effect at the initial Closing Date.

     (g) The parties hereto shall have been furnished with such additional information, opinions and documents, including supporting documents relating to parties described in the Prospectus and certificates signed by such parties with regard to information relating to them and included in the Prospectus as they may reasonably require for the purpose of enabling them to pass upon the sale of the Units as herein contemplated and related proceedings, in order to evidence the accuracy or completeness of any of the representations or warranties or the fulfillment of any of the conditions herein contained; and all actions taken by the parties hereto in connection with the sale of the Units as herein contemplated shall be reasonably satisfactory in form and substance to counsel to the Clearing Broker, counsel to the Selling Agent and counsel to the Managing Owner.

     If any of the conditions specified in this Section 8 shall not have been fulfilled when and as required by this Agreement to be fulfilled, this Agreement and all obligations hereunder may be canceled by any party hereto by notifying the other parties hereto of such cancellation in writing or by telegram at any time at or prior to the initial Closing Date, and any such cancellation or termination shall be without liability of any party to any other party except as otherwise provided in Section 9.

     (h) Certain or all of the conditions of closing set forth in this Section 8 shall, at the option of the Managing Owner, apply at each subsequent Closing Date.

     9.  Indemnification

     (a) The Managing Owner agrees to indemnify and hold harmless the Selling Agent, the Clearing Broker and each person, if any, who controls the Selling Agent and the Clearing Broker within the meaning of Section 15 of the Securities Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto) or any omission or alleged omission therefrom of a material fact required to be stated therein or necessary in order to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, unless (a) in the case of the Selling Agent, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Selling Agent or furnished or approved by the Selling Agent or (b) in the case of the Clearing Broker, such untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with information relating to the Clearing Broker furnished or approved by the Clearing Broker;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission (any settlement to be subject to indemnity hereunder only if effected with the written consent of the Managing Owner); and

          (iii) against any and all expense whatsoever (including the fees and disbursements of counsel) reasonably incurred in investigating, preparing or defending against litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses (i) or (ii) above.

     The Managing Owner agrees to notify the Clearing Broker and the Selling Agent within a reasonable time of the assertion of any claim in connection with the sale of the Units against it or any of its officers or directors or any person who controls the Managing Owner within the meaning of Section 15 of the Securities Act.

     (b) The Clearing Broker agrees to indemnify and hold harmless the Selling Agent, the Managing Owner, the Trust and each person, if any, who controls the Selling Agent, the Trust or the Managing Owner within the meaning of Section 15 of the Securities Act (and, in the case of the Managing Owner and the Trust, each person who signed the Registration Statement or is a director of the Managing Owner), to the same extent as the indemnity from the Managing Owner set forth in Section 9(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to Clearing Broker, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Clearing Broker for inclusion therein.

     (c) The Selling Agent agrees to indemnify and hold harmless the Clearing Broker, the Managing Owner, the Trust and each person, if any, who controls the Clearing Broker, the Managing Owner or the Trust within the meaning of Section 15 of the Securities Act (and in the case of the Managing Owner and the Trust, each person who signed the Registration Statement or is a director of the Managing Owner), (i) to the same extent as the indemnify from the Managing Owner set forth in Section 9(a) hereof, but only insofar as the losses, claims, damages, liabilities or expenses indemnified against arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission relating or with respect to the Selling Agent or any of its principals, or their operations, which was made in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment or supplement thereto and furnished by or approved by the Selling Agent for inclusion therein and (ii) against any and all loss, liability, claim, damage and expense whatsoever resulting from a demand, claim, lawsuit, action or proceeding relating to the actions or capacities of the Selling Agent (including a breach of its obligations hereunder).

     (d) Each of the parties to this Agreement understands that the obligations of each party subject to this Section 9 are separate and distinct. Notwithstanding any other provision of this Section 9, (i) the Managing Owner shall have no obligation to indemnify the Selling Agent for more than the amount of proceeds resulting from the sale of Units by the Selling Agent during the period from the commencement of the offering of the Units to the initial Closing Date and during the Continuing Offering Period plus the Selling Agent's actual expenses incurred in connection with any loss, claim, damage, charge or liability (including reasonable attorneys' and accountants' fees incurred in defense thereof) and (ii) any obligation of the Managing Owner to indemnify the Selling Agent shall be adjusted to reflect the relative responsibility of the Selling Agent (if any) for the circumstances giving rise to the losses, claims, damages, costs, expenses, liabilities or actions for which indemnification is sought.

     (e) Notwithstanding any other provision of this Section 9, (i) the Selling Agent shall have no obligation to indemnify the Managing Owner for more than the amount of proceeds resulting from the sale of Units by the Selling Agent during the period from the commencement of the offering of the Units to the initial Closing Date and during the Continuing Offering Period plus the Managing Owner's actual expenses incurred in connection with any loss, claim, damage, charge or liability (including reasonable attorneys' and accountants' fees incurred in defense thereof) and (ii) any obligation of the Selling Agent to indemnify the Managing Owner shall be adjusted to reflect the relative responsibility of the Managing Owner (if any) for the circumstances giving rise to the losses, claims, damages, costs, expenses, liabilities or actions for which indemnification is sought.

     (f) Notwithstanding any other provision of this Agreement, indemnification of the Managing Owner or its controlling persons by the Trust shall be permitted only to the extent permitted by the Trust Agreement, as amended.

     (g) Any party which proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party under this Section 9, notify each such indemnifying party of the commencement of such action, suit or proceeding but the omission to notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have to any indemnified party under this
Section 9 except to the extent, and only to the extent, that such omission was prejudicial to the indemnifying party. In no event shall any such omission relieve an indemnifying party of any liability which it may have to an indemnified party otherwise than under this Section 9. In case any such action, suit or proceeding shall be brought against any indemnified party, and such party shall notify the indemnifying party of the commencement thereof; the indemnifying party shall be entitled to participate therein, and, if it shall wish, individually or jointly with any other indemnifying party, to assume (or have such other party assume) the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election (or the election of such other party) so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, other than reasonable costs of investigation requested by the indemnifying party (or such other party), subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment by counsel by such indemnified party has been authorized by the indemnifying party (or such other indemnifying party as may have assumed the defense of the action in question), (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying party (or such other party) and the indemnified party in the conduct of the defense of such action (in which case the indemnifying party (or such other party) shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying party shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party (subject to possible reimbursement of the indemnifying party by such other party). An indemnifying party shall not be liable for any settlement of any action or claim effected without its consent. In the case of (ii) above, the indemnifying party (or the indemnifying parties, if an indemnified party shall have a claim for indemnification against more than one indemnifying party) shall not be liable for the expenses of more than one separate counsel for each of the following groups: (x) the Selling Agent and any person who controls the Selling Agent within the meaning of Section 15 of the Securities Act; (y) the Trust and the Managing Owner and any person who controls the Trust and Managing Owner within the meaning of Section 15 of the Securities Act; and (z) the Clearing Broker and any person who controls the Clearing Broker within the meaning of Section 15 of the Securities Act.

     (h) The exculpation provisions of the Trust Agreement shall not relieve the Managing Owner or its principals from any liability they may have or incur to the Trust under this Agreement.

     10.  Fees and Expenses

     Subject to reimbursement or partial reimbursement on an installment basis by the Trust, as set forth in the Prospectus, the Managing Owner will pay all costs and expenses relating to (i) the preparation, printing and filing with the SEC, CFTC and NFA of the Registration Statement and (in certain cases) exhibits thereto, each preliminary prospectus, the Prospectus and all amendments and supplements to the Registration Statement and the Prospectus, (ii) the registration or qualification of the Units for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 2 hereof, including the fees and disbursements of legal counsel in connection therewith and in connection with the preparation and printing of preliminary or supplementary Blue Sky Surveys, (iii) the furnishing to the Selling Agents of copies of each preliminary prospectus, the Prospectus, the Registration Statement and all amendments or supplements thereto, and of such other documents required to be furnished to the Selling Agents, including costs of shipping and mailing, (iv) the filing requirements of the NASD in connection with its review of the terms and arrangements of the proposed financing, (v) the fees and disbursements of the Escrow Agent, (vi) all fees and disbursements of Arthur F. Bell, Jr. & Associates in connection with the financial statements and the performance records contained in the Prospectus and the preparation and delivery of any other documents to be prepared and delivered in connection with the transactions contemplated hereby, (vii) the fees and disbursements of legal counsel in connection with the organization of the Trust and the offering of the Units, and (viii) all other organization and offering expenses relating to the Trust, including any expenses incurred in any "roadshow" relating to the offering of the Units and the Selling Agents' reasonable "due diligence" expenses, within the guidelines established by NASD Rule 2810. Each other party shall bear all of its expenses under this Agreement, including fees and disbursements of its counsel.

     11.  Survival of Covenants; Captions; Successors and Assigns

     The indemnification agreements contained in Section 9 hereof, the obligation to settle accounts hereunder and the agreements, representations and warranties herein shall survive (a) the issue and payment for the Units hereunder, (b) any investigation made by any party hereto or by a controlling person of any party hereto, as "controlling person" is defined in Section 15 of the Securities Act and (c) the termination of the Agreement.

     All captions used herein are for convenience of reference only, are not a portion of this Agreement and are not to be used in construing or interpreting any aspect of this Agreement.

     This Agreement has been and is made solely for the benefit of the Selling Agent, the Trust, the Managing Owner and the Clearing Broker and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling any of the Selling Agent, the Trust, the Managing Owner and the Clearing Broker and their respective successors and assigns within the meaning of Section 15 of the Securities Act, and no other person, partnership, association or corporation shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Units merely because of such purchase.

     12.  Termination

     Each party may terminate this Agreement at any time, in its discretion, by giving prior written notice of such termination to the other parties. Obligations incurred prior to termination shall survive termination.

     13.  Notices

     Any notices under this Agreement shall be in writing (including telegraphic communication) or by telephone, confirmed in writing, all such writings to be sent by first class mail, postage prepaid, addressed to the recipient party at the address previously furnished in writing by such party to each of the other parties hereto. Copies of all notices shall be sent to Sidley & Austin, 875 Third Avenue, New York, New York, 10022, Attn: Michael Schmidtberger.

     14.  Counterparts

     This Agreement may be executed in one or more counterparts, each of which shall be deemed an original agreement, but all of which together shall constitute one and the same instrument.

     15.  Entire Agreement

     This Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein.

     16.  Governing Law

     This Agreement shall be deemed to be made under and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws.

     17.  Requirements of Law

     Whenever in this Agreement it is stated that a party will take or refrain from taking a particular action, such party may nevertheless refrain from taking or take such action if advised in a formal legal opinion of nationally recognized counsel that doing so is required by law or advisable to ensure compliance with law, and shall not be subject to any liability hereunder for doing so, although such action shall permit termination of the Agreement by the other parties hereto.

     IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.


                                          CAMPBELL ALTERNATIVE ASSET


                                          TRUST


                                          By: CAMPBELL & COMPANY, INC.
                                              ITS MANAGING OWNER

                                          By:
                                             -----------------------------------
                                          CAMPBELL & COMPANY, INC.

                                          By:
                                             -----------------------------------
                                          PAINEWEBBER, INCORPORATED


                                          By:
                                             -----------------------------------
                                          CAMPBELL FINANCIAL SERVICES, INC.


                                          --------------------------------------
                                          By:
                                             -----------------------------------
                                            (Sign Name)

                                          By:
                                             -----------------------------------
                                            (Print Name)

Selling Agent's Legal Name and Address


CAMPBELL FINANCIAL SERVICES, INC.


210 West Pennsylvania Avenue, Suite
770


Towson, Maryland 21204


ATTN.:
      --------------------------------

TAX I.D. NO.:
             -------------------------

PHONE:
      --------------------------------

FAX:
    ----------------------------------

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